Supplement dated February 24, 2021
to the Prospectus of the following fund (the Fund):
Fund	Prospectus Dated
Wanger Advisors Trust
Wanger USA	May 1, 2020
Effective March 1, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management”  in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Lead Portfolio Manager since 2016	2015
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Lead Portfolio Manager since 2016	2015
Mr. Litfin has been associated with the Investment Manager since 2015, was a Vice President of the Trust from March 2016 to March 2019, and has been a Co-President of the Trust since March 2019. Prior to joining the Investment Manager, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1466-6 A (2/21)